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                                                                   Exhibit 10.35



THIS AGREEMENT is made on 24th September 2003 between:-

(1) CANARGO ENERGY CORPORATION, a company incorporated under the laws of Delaware and having its registered offices at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, USA (hereinafter "CANARGO"); and

(2) CORPORATION IBM, a company incorporated and existing under the laws of Ukraine and having its registered office at Ukraine 46006, Ternopol, 54a
       Chernovetska Street (hereinafter the "PURCHASER").

who hereinafter are referred to individually as Party and collectively as Parties.

WHEREAS:

(A) CanArgo is the beneficial and registered owner of the entire issued share capital (the "SALE Shares") of FOUNTAIN OIL BORYSLAV INCORPORATED, a company incorporated under the laws of Delaware and having its registered offices at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808,
       USA (the "COMPANY");

(B) The Company is a co-founder and owns a 45% (forty five per centum) interest in the Joint Venture Company "Boryslav Oil Company" ("BOC") which holds the licence for the production of hydrocarbons in the Stynawske Oil Field in western Ukraine (the "LICENCE"); and

(C) CanArgo is willing to sell and the Purchaser is willing to purchase the Sale Shares for the consideration and upon the terms and conditions set out in this Agreement.

IT IS AGREED:-

1      STRUCTURE

       Subject to the terms of this Agreement CanArgo shall sell and the Purchaser shall purchase the Sale Shares.

2      PRICE

2.1 The consideration (the "CONSIDERATION") payable by the Purchaser to CanArgo for the Sale Shares is US$1,000,000 (one million US dollars) payable on the dates and in the amounts set out below (the "PAYMENT
       SCHEDULE"):-

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

       AMOUNT                                       TIME FOR PAYMENT
       ------                                       ----------------
       US$125,000 (the "FIRST PAYMENT")             Two weeks following the date of this Agreement

       US$125,000 (the "SECOND PAYMENT")            One month after the First Payment

       US$125,000 (the "THIRD PAYMENT")             One month after the Second Payment

       US$125,000 (the "FOURTH PAYMENT")            One month after the Third Payment

       US$125,000 (the "FIFTH PAYMENT")             One month after the Fourth Payment

       US$125,000 (the "SIXTH PAYMENT")             One month after the Fifth Payment
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            CanArgo-IBM Sales Agreement (Fountain Oil Boryslav Inc.)
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
       US$125,000 (the "SEVENTH PAYMENT")           One month after the Sixth Payment

       US$125,000 (the "FINAL PAYMENT")             One month after the Seventh Payment



2.2 Any of the Payments will be deemed to be made on the date ("PAYMENT DATE") when the respective Payment has been credited to CanArgo's bank account indicated in the Clause 3.1 below.

2.3 In the event that payment of the Consideration is not made in accordance with the Payment Schedule interest shall accrue daily at the rate of 16% per annum on any part of the Consideration which is not paid in accordance with the Payment Schedule.

2.4 In the event that any of the Payments are not made within 30 days of the due date CanArgo shall be entitled to terminate this Agreement forthwith and any of the Consideration which has been paid by the Purchaser shall not be repaid to the Purchaser but shall be retained by CanArgo. In the event of termination by CanArgo in the circumstances envisaged by Clause 2.4, the Purchaser shall have no claim whatsoever against CanArgo.


       The Payment Schedule shall only be amended in writing by the Parties hereto. Where any payment falls due on a date which is not a business day, the payment shall be due on the immediately preceding business day.

3      SECURITY AND CONDUCT OF THE COMPANY PENDING PAYMENT OF THE CONSIDERATION

3.1 The Purchaser will become the legal and beneficial owner of the Sale Shares only following payment in full of the Consideration and any interest due thereon by the Purchaser and receipt of cleared funds by CanArgo in the under noted account:-

       Bank:           HSBC Bank International Limited
       Account:        011-660859-360
       Name:           CanArgo Energy Corporation USD Account

       Instructions for transferring funds are as follows:
       Receipt Correspondent Bank:
       Instructions Bankers Trust Company
       1 Bankers Trust Plaza
       Liberty Street, New York, NY 10006
       Account No. 04082437
       SWIFT: BKTRUS33

       For further credit of:
       CanArgo Energy Corporation USD Account
       Account No. 011-660859-360
       HSBC Bank International Limited
       PO BOX 315 St. Peter Port
       Guernsey, GY1 3JQ
       Channel Islands
       SWIFT: MIDLJESH

       Payment will be made by way of Bank Transfers and will not be subject to any withholding tax or any other deductions.

3.2 CanArgo confirms that as at the date hereof it controls the business and affairs of the Company and that it will continue to do so until the Purchaser makes the Final Payment. CanArgo confirms that to the extent possible, it shall continue to run the business and affairs


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              Exhibit 10(35) CanArgo-IBM Sales Agreement Final.DOC
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       of the Company in the ordinary course.

3.3 The Purchaser acknowledges that CanArgo has provided loans in the total amount of US$161,000 (one hundred and sixty one thousand US dollars) to BOC for the purpose of financing the work programme (the "LOAN") and the total amount is still outstanding as of the date hereof. On Completion, the Purchaser will make best endeavours to ensure that the Loan or any outstanding part thereof is repaid by BOC to CanArgo in accordance with the terms of the original loan agreements.

3.4 Any dividends accrued or declared by BOC up to the date of this Agreement shall be for CanArgo's benefit. Dividends declared after the date hereof but before Completion shall be paid to CanArgo and will be offset against the Final Payment.

3.5 The Purchaser shall provide a bank guarantee (the "GUARANTEE") to CanArgo from the Purchaser's bank for the entire Consideration.

4.     POWER OF ATTORNEY


4.1 The Company shall issue a power of attorney forthwith to the Purchaser's nominated representative to act on behalf of the Executive Sponsor of BOC (Dr. David Robson) in relation to matters pertaining to the Licence and related issues (the "POA"). The Company can withdraw this POA at any time by giving 30 (thirty) days written notice to the Purchaser.

4      COMPLETION

4.1 Completion of the sale and purchase of the Sale Shares ("COMPLETION") shall take place immediately following receipt of the Final Payment by CanArgo or earlier should sufficient dividends be paid by BOC to CanArgo to cover the Final Payment in accordance with Clause 4.3 above.

4.2    At Completion, CanArgo shall deliver the following:-

4.2.1 transfers of the Sale Shares duly executed by CanArgo in favour of the Purchaser together with the definitive certificates in respect thereof in the names of CanArgo;

4.2.2  the resignation referred to in Clause 6.2;

4.3 At Completion, the Purchaser shall deliver a written waiver in the agreed form from the Company and BOC in respect of any claims which the Company or BOC may have against CanArgo and any member of CanArgo's group as at Completion and releasing CanArgo and any member of CanArgo's group from all and any liabilities which may be owing to either the Company or BOC by CanArgo or any member of CanArgo's group.

4.3.1 The Purchaser shall be responsible for obtaining all consents, waivers and approvals to the purchase of the Sale Shares.

4.4 For the purposes of this Clause 5, 'CanArgo's group' means any holding, subsidiary or associated company CanArgo or any subsidiary or associated company of any such holding Company.

5      DIRECTORS

5.1 To the extent that it is able, CanArgo shall procure that its existing directors (the "CURRENT DIRECTORS") will remain directors of the Company from the date hereof until the date of




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              Exhibit 10(35) CanArgo-IBM Sales Agreement Final.DOC
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       Completion.

5.2 At Completion, CanArgo shall deliver the written resignation of each of the Current Directors.

6      ENTIRE AGREEMENT


       This Agreement constitutes the entire understanding and agreement of the Parties with respect of the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings written or oral regarding the subject matter of this Agreement.

7      CONFIDENTIALITY

7.1    All Parties undertake:-

       Not to disclose the same to any other person unless expressly authorised by the board of directors of CanArgo save for the purposes of:-

       (a)  Seeking legal or accounting advice in relation to its terms; and

       (b) Disclosing the same to a competent authority or stock exchange, as required by law.

8      FEES, COSTS AND EXPENSES

8.1 The Parties shall each bear their own professional and other costs and expenses including, without limitation, any taxation associated with the purchase of the Sale Shares.

9      GOVERNING LAW AND JURISDICTION

9.1 This Agreement shall be governed and construed in accordance with the law of England.

9.2 Each Party hereby irrevocably submits to the non-exclusive jurisdiction of the Courts of England as regards any claim, dispute or matter arising out of or in connection with this Agreement and its implementation and effect.


IN WITNESS WHEREOF this Agreement has been duly executed on behalf of each of the Parties on the day and year first before written



SIGNED by                                            SIGNED by
on behalf of CANARGO ENERGY CORPORATION              on behalf of CORPORATION IBM


................................................      ...............................................


Name    /s/ Dr David Robson....................      Name    /s/ Ukrainian signature................

Position ......................................      Position ......................................
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              Exhibit 10(35) CanArgo-IBM Sales Agreement Final.DOC
                          (Fountain Oil Boryslav Inc.)